September 19, 1996


VIA FACSIMILE MAIL

Lakeville Investors           The Balcor Company       Daniel J. Perlman, Esq.
c/o The Balcor Company        2355 Waukegan Road       Katten Muchin & Zavis
2355 Waukegan Road            Suite A200               Suite 2100
Suite A200                    Bannockburn, IL  60015   525 W. Monroe Street
Bannockburn, IL  60015        Attn:  Al Lieberman      Chicago, IL  60661
Attn:  Ilona Adams

     Re: Agreement of Sale, dated as of the 23rd day of April, 1996 (the "Agreement") between Lakeville Investors, as Seller, and ERP Operating Limited Partnership, as Purchaser, for the purchase of Lakeville Apartments, Petaluma, California (the "Property").

Dear Ms. Adams and Messrs. Lieberman and Perlman:

     Purchaser hereby requests that the Agreement be modified to change "September 19, 1996" on the seventh line of Section 9 thereof to "October 1, 1996". Please acknowledge Seller's acceptance of this modification to the Agreement by executing this letter in the space provided below and returning it via facsimile mail to Purchaser.


                                   ERP OPERATING LIMITED PARTNERSHIP,
                                   an Illinois limited partnership

                                   By:  Equity Residential Properties Trust,
                                        a Maryland Real Estate Investment
                                        Trust, its general partner

                                        By:  /s/ Shelley L. Dunck
                                             ----------------------------------
                                                 Shelley L. Dunck
                                                 Vice President
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Approved and Accepted this    day of October, 1996

LAKEVILLE INVESTORS

By:  Balcor Realty Investors 85-Series III A Real
     Estate Limited Partnership, a partner

     By:  Balcor Partners-XVIII, an Illinois
          general partnership, its general partner

          By:  The Balcor Company, a Delaware
               corporation, a general partner

          By:   /s/ John K. Powell, Jr.
               ------------------------------
          Name:
          Title:


By:  Lakeville Partners, an Illinois limited partnership,
     a partner

     By:  Balcor Partners-XIX, an Illinois general partnership, its general partner

          By:  The Balcor Company, a Delaware
               corporation, a general partner

          By:   /s/ John K. Powell, Jr.
               ------------------------------
          Name:
          Title:
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